UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C
INFORMATION STATEMENT
Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934 (Amendment No. __)

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ULTRA SERIES FUND
(Name of Registrant as Specified In Its Charter)
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Madison Target Retirement 2020 Fund
Madison Target Retirement 2030 Fund
Madison Target Retirement 2040 Fund
Madison Target Retirement 2050 Fund

Each, a series of
ULTRA SERIES FUND

550 Science Drive
Madison, Wisconsin 53711
(800) 767-0300

June 16, 2014

Dear Beneficial Owner of Shares:

You are receiving this Information Statement because you are the owner of a variable annuity contract or variable life insurance policy issued by CMFG Life Insurance Company that invests in, or another beneficial owner of, one or more of the following series of shares of the Ultra Series Fund (the “Trust”): the Madison Target Retirement 2020 Fund (the “USF 2020 Fund”), the Madison Target Retirement 2030 Fund (the “USF 2030 Fund”), the Madison Target Retirement 2040 Fund (the “USF 2040 Fund), and the Madison Target Retirement 2050 Fund (the “USF 2050 Fund” and together with the USF 2020 Fund, USF 2030 Fund, and USF 2040 Fund, the “USF Target Date Funds”).

After careful consideration, the Board of Trustees of the Trust has approved the restructuring of the USF Target Date Funds which will result in each USF Target Date Fund investing substantially all of its assets in a corresponding newly created series of Madison Funds (collectively, the “Madison Target Date Funds”), an open-end registered investment company organized as Delaware business trust (the “Restructuring”). Each of the new Madison Target Date Funds will be managed by the same investment adviser and the same portfolio managers, and will have the same investment objective and principal investment strategies, as the current USF Target Date Funds. In addition, the fees and expenses of the Madison Target Date Funds, including the investment advisory fee and service fees, will be the same as those of the USF Target Date Funds. In order to avoid charging duplicate fees to the USF Target Date Funds, beginning as of the effective time of the Restructuring and for as long as the USF Target Date Funds invest all of their assets in the corresponding Madison Target Date Fund, all direct fees and expenses of the USF Target Date Funds will be contractually waived.

Because the Trust is structured as a funding vehicle for variable products, it is limited in terms of who it may allow to invest in its shares, including shares of the USF Target Date Funds. As a result of the Restructuring, each USF Target Date Fund will invest, indirectly through the corresponding Madison Target Date Fund, in the same basket of securities in which it currently invests. The Restructuring was approved by the Board of Trustees of the Trust as a means to make the portfolio managers and investment strategies of the USF Target Date Funds available to the general public in the form of the Madison Target Date Funds.

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE RESTRUCTURING. The Restructuring is scheduled to take effect as of August 31, 2014. If you have any questions regarding the Restructuring, please contact us at (800) 767-0300.

Thank you for your support and continued investment in the USF Target Date Funds.

Sincerely,

{signature}
Katherine L. Frank
President of Ultra Series Fund

Madison Target Retirement 2020 Fund
Madison Target Retirement 2030 Fund
Madison Target Retirement 2040 Fund
Madison Target Retirement 2050 Fund

Each, a series of
ULTRA SERIES FUND

550 Science Drive
Madison, Wisconsin 53711
(800) 767-0300

INFORMATION STATEMENT

June 16, 2014

The Board of Trustees of the Ultra Series Fund (the “Trust”) is furnishing this Information Statement to (i) owners of variable annuity contracts and variable life insurance policies (together, “variable contracts”) issued by CMFG Life Insurance Company (“CMFG”) and having contract values as of June 2, 2014 (the “Record Date”) allocated to subaccounts of certain separate accounts of CMFG (the “Separate Accounts”) that are invested in shares of one or more of the following series of the Trust: the Madison Target Retirement 2020 Fund (the “USF 2020 Fund”), the Madison Target Retirement 2030 Fund (the “USF 2030 Fund”), the Madison Target Retirement 2040 Fund (the “USF 2040 Fund), and the Madison Target Retirement 2050 Fund (the “USF 2050 Fund” and together with the USF 2020 Fund, USF 2030 Fund, and USF 2040 Fund, the “USF Target Date Funds”); and (ii) other beneficial owners of the USF Target Date Funds as of the Record Date.

This Information Statement describes the pending restructuring of the USF Target Date Funds which will result in each USF Target Date Fund exchanging, in kind, substantially all of its assets for shares of a corresponding newly created series of Madison Funds (collectively, the “Madison Target Date Funds”), an open-end registered investment company organized as Delaware business trust (the “Restructuring”). This means that each USF Target Date Fund will invest substantially all of its assets in the corresponding Madison Target Date Fund. The prospectus and statement of additional information of the Madison Target Date Funds have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated by reference herein. Copies of these documents are available without charge and can be obtained by writing to the Trust at P.O. Box 8390, Boston, MA 02266-8390, or by calling, toll free, (800) 767-0300. In addition, these documents may be obtained from the EDGAR database on the SEC's Internet site at www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call (202) 551-8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, 100 F Street, NE, Washington, DC 20549-1520. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

This Information Statement is being mailed on or about June 16, 2014. YOUR APPROVAL IS NOT REQUIRED TO EFFECT THE RESTRUCTURING. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY. The Restructuring is scheduled to take effect as of August 31, 2014.

For a free copy of the USF Target Date Funds’ most recent Annual and Semi-Annual Reports to Shareholders, please contact the Trust at the toll-free telephone number or address set forth above.

OVERVIEW
At a meeting held on May 13, 2014, the Board of Trustees of the Trust, including all of the trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the Restructuring. In conjunction with the Restructuring, each USF Target Date Fund, which currently consists of Class I shares only, will exchange, in kind, substantially all of its assets (other than cash to meet redemption requests) for Class R6 shares of the corresponding Madison Target Date Funds that are of equal net asset value to the assets exchanged, as illustrated below:

USF Target Date Fund (each, a series of Ultra Series Fund)	Assets will be Exchanged for Shares of	Madison Target Date Fund (each, a series of Madison Funds)
Madison Target 2020 Retirement Fund	à	Madison Target 2020 Retirement Fund
Madison Target 2030 Retirement Fund	à	Madison Target 2030 Retirement Fund
Madison Target 2040 Retirement Fund	à	Madison Target 2040 Retirement Fund
Madison Target 2050 Retirement Fund	à	Madison Target 2050 Retirement Fund
The Madison Target Date Funds are newly formed for the purpose of effecting the Restructuring. The Madison Target Date Funds will be managed by the same investment adviser and the same portfolio managers, and will have the same investment objective and principal investment strategies, as the USF Target Date Funds. By investing in the corresponding Madison Target Date Fund, each USF Target Date Fund will seek its investment objective through its investment in the corresponding Madison Target Date Fund rather than through direct investments in securities. As a result of the Restructuring, each USF Target Date Fund will invest, indirectly through the corresponding Madison Target Date Fund, in the same basket of securities in which it currently invests. Each Madison Target Date Fund will, in turn, invest in securities in accordance with its investment objective and principal investment strategies.
In addition to having the same investment adviser and portfolio managers, the fees and expenses of the Class R6 shares of the Madison Target Date Funds, including the investment advisory fee and service fees, will be the same as those of the Class I shares of the USF Target Date Funds. In order to avoid charging duplicate fees to the USF Target Date Funds, beginning as of the effective time of the Restructuring and for as long as the USF Target Date Funds invest substantially all of their assets in the corresponding Madison Target Date Fund, all direct fees and expenses of the Class I shares of the USF Target Date Funds will be contractually waived.
The Restructuring is scheduled to be effective on August 31, 2014. The value of a shareholder’s investment in a USF Target Date Fund will be the same immediately after such Fund’s investment in the corresponding Madison Target Date Fund as immediately before such investment. Of course, the value of a shareholder’s investment in each USF Target Date Fund may fluctuate thereafter.
The USF Target Date Funds and the Madison Target Date Funds are collectively referred to herein as the “Funds.”

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Investment Adviser. Madison Asset Management, LLC (“Madison”), located at 550 Science Drive, Madison, Wisconsin 53711, serves as the investment adviser to the USF Target Date Funds and will serve in the same capacity with regard to the Madison Target Date Funds. Madison is a controlled subsidiary of Madison Investment Holdings, Inc., which, in turn, is controlled by Frank E. Burgess.  As of March 31, 2014, Madison and its affiliate organizations, had approximately $16 billion in assets under management, including open-end mutual funds, closed-end funds, separately managed accounts and wrap accounts.  The Madison organization was founded in 1974 and, since that time, has earned a reputation for its risk-sensitive investment philosophy and active bond and equity strategies. The Madison investment philosophy is “Participate and Protect®” which reflects Madison’s investment goals of achieving consistent investment returns while limiting portfolio risk.

The following table sets forth the name and principal occupation of the principal executive officers and directors of Madison.  The address of each person listed below is 550 Science Drive, Madison, Wisconsin 53711.

Name	Title
Steven A. Carl	Executive Director – Business Development
Katherine L. Frank	Executive Director & Chief Operating Officer; Member of Board of Directors
Frank E. Burgess	Founder; Chairman of Board of Directors
Paul A. Lefurgey	Executive Director & Head of Fixed Income Investments; Member of Board of Directors
Jay R. Sekelsky	Executive Director & Chief Investment Officer; Member of Board of Directors
Michael J. Schlageter[1]	Executive Director & Chief Marketing Officer; Member of Board of Directors
William S. Schoyer	Executive Director – Corporate Strategy
1 Retiring as an officer effective June 30, 2014, and retiring from the Board of Directors effective December 31, 2014.
Ms. Frank serves on the Board of Trustees of Funds, and as the Funds’ President, and Messrs. Lefurgey and Sekelsky serve as Vice Presidents of the Funds. Other officers or directors of Madison who serve as officers or directors of the Funds are (in alphabetical order): Holly Baggot, Secretary and Assistant Treasurer of the Funds and Vice President of Madison; Greg Hoppe, Treasurer of the Funds and Vice President of Madison; Pamela Krill, Chief Legal Officer and Assistant Secretary of the Funds and General Counsel and Chief Legal Officer of Madison; and Richard Mason, Chief Compliance Officer and Assistant Secretary of the Funds and Chief Compliance Officer and Corporate Counsel of Madison.

Portfolio Managers. The USF Target Date Funds are co-managed by David Hottmann, CPA and CFA, and Patrick Ryan, CFA. Mr. Hottmann, Vice President and Portfolio Manager of Madison, has co-managed the USF 2020 Fund, USF 2030 Fund and USF 2040 Fund since September 2009, which is when he jointed Madison as a senior member of the firm’s asset allocation management team; he has co-managed the USF 2050 Fund since its inception in November 2010. Prior to joining Madison, Mr. Hottmann had been the Chief Investment Officer at ACS Johnson Investment Advisors, his employer since 1999. Mr. Ryan, Vice President and Portfolio Manager of Madison, has co-managed the USF 2020 Fund, USF 2030 Fund and USF 2040 Fund since October 2007, and the USF 2050 Fund since its inception in November 2010. Prior to joining Madison in July 2009, Mr. Ryan was a Senior Analyst at MEMBERS Capital Advisors, Inc. (“MCA”), the former investment adviser to Trust. While at MCA, Mr. Ryan had been responsible for conducting manager research and due diligence for MCA’s managed accounts products since 2004. Messrs. Hottmann and Ryan will serve as the portfolio managers of the Madison Target Date Funds.

INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES
The investment objective and strategies of each USF Target Date Fund are identical to the investment objective and strategies of each corresponding Madison Target Date Fund. Specifically, the investment objective of each USF Target Date Fund is to seek to provide capital appreciation and current income consistent with its current asset allocation. Each Madison Target Date Fund has the same investment objective.
Likewise, currently, the investment strategy of each USF Target Date Fund is to invest primarily in shares of other registered investment companies (“underlying funds”) according to an asset allocation strategy developed by Madison for investors planning to retire in or within a few years of 2020 (for the USF 2020 Fund), 2030 (for the USF 2030 Fund), 2040 (for the USF 2040 Fund) or 2050 (for the USF 2050 Fund). Over time, Madison adjusts the asset allocation to become more conservative until it reaches approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period. Underlying funds in which the USF Target Date Funds currently invest include funds advised by Madison and/or its affiliates, as well as exchange traded funds (“ETFs”). As of the Effective Date, the USF Target Date Funds will no longer invest in a number of underlying funds in an effort to achieve their investment objectives, but will instead invest substantially all of their assets (other than cash to meet redemption requests) in shares of the corresponding Madison Target Date Fund. The Madison Target Date Funds will, in turn, pursue the same investment strategies described above that are currently being pursued by the USF Target Date Funds. The effect of this is that each USF Target Date Fund will seek its investment objective through its investment in the corresponding Madison Target Date

Fund rather than through direct investments in securities, and the Madison Target Date Funds in which the USF Target Date Funds invest will be managed in the same manner as the USF Target Date Funds are currently managed.
While the fundamental and non-fundamental investment policies of the USF Target Date Funds are not identical to those of the corresponding Madison Target Date Funds, they are substantially similar, as described below.

Fundamental Policies. Fundamental investment policies are policies that, under the 1940 Act, may not be changed without a shareholder vote. The 1940 Act requires a fund to disclose whether it has certain policies relating to, for example, borrowing money or issuing senior securities, and that these policies be fundamental. The USF Target Date Funds have substantially similar fundamental policies as the Madison Target Date Funds, as illustrated in the table below. In addition to the fundamental policies listed below, the investment objective of each USF Target Date Fund and each Madison Target Date Fund is a fundamental investment policy which cannot be changed without shareholder approval.

Fundamental Policies
USF Target Date Funds	Madison Target Date Funds	Comparison
The Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities and other than the securities of other investment companies), if (i) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

The Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
The policies are identical, except that the USF Target Date Funds’ policy includes an exception to the 75% rule for investments in other investment companies.
The Fund may not invest over 25% of assets taken at its market value in any one industry, except that the Fund may invest more than 25% of its assets in any one affiliated underlying fund. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements, shall not be considered investments in any one industry for purposes of these rules. Telephone, gas, and electric utility industries shall be considered separate industries.

The Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities); provided that each Fund may invest more than 25% of its assets in any one underlying affiliated fund.
While worded differently, the policies are identical.
The Fund may not borrow money, except that it may (i) borrow from any lender for temporary purposes in amounts not in excess of 5% of its total assets, and (ii) borrow from banks in any amount for any purpose, provided that immediately after borrowing from a bank, the Fund’s aggregate borrowings from any source do not exceed 33-1/3% of the Fund’s total assets (including the amount borrowed). If, after borrowing from a bank, a Fund’s aggregate borrowings later exceed 33-1/3% of the Fund’s total assets, the Fund will, within three days after exceeding such limit (not including Sundays or holidays), reduce the amount of its borrowings to meet the limitation. A Fund may make additional investments while it has borrowings outstanding. A Fund may make other borrowings to the extent permitted by applicable law.

The Fund may not borrow money, except that it may (i) borrow from any lender for temporary purposes in amounts not in excess of 5% of its total assets, and (ii) borrow from banks in any amount for any purpose, provided that immediately after borrowing from a bank, the Fund’s aggregate borrowings from any source do not exceed 33 1/3% of the Fund’s total assets (including the amount borrowed). If, after borrowing from a bank, the Fund’s aggregate borrowings later exceed 33 1/3% of the Fund’s total assets, the Fund will, within three days after exceeding such limit (not including Sundays or holidays), reduce the amount of its borrowings to meet the limitation. The Fund may make additional investments while it has borrowings outstanding, and the Fund may make other borrowings to the extent permitted by applicable law.
The policies are identical.

Fundamental Policies
USF Target Date Funds	Madison Target Date Funds	Comparison
The Fund may not make loans (the acquisition of bonds, debentures, notes and other securities as permitted by the investment objectives of a fund shall not be deemed to be the making of loans), except that a Fund may purchase securities subject to repurchase agreements under policies established by the Board of Trustees and may make loans of securities as permitted by applicable law.

The Fund may not make loans, except through (i) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (ii) repurchase agreements with banks, brokers, dealers and other financial institutions, and (iii) loans of securities as permitted by applicable law.
The policies are substantially similar.
The Fund may not underwrite securities of other issuers, except that a Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it may be deemed to be an underwriter for purposes of the Securities Act of 1933.
	The Fund may not underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.	While worded differently, the policies are identical.
The Fund may not purchase or sell real estate, except a Fund may purchase securities which are issued by companies which invest in real estate or interests therein.
The Fund may not purchase, hold or deal in real estate, although it may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.
The policies are substantially similar.
The Fund may not purchase physical commodities or enter into contracts requiring the delivery or receipt of physical commodities.	The Fund may not invest in commodities or commodity contracts, except that the Fund may invest in currency, and financial instruments and contracts that are commodities or commodity contracts.	The policies are substantially similar.
The Fund may not issue senior securities as defined in the 1940 Act, except as is permitted by such Act, by rules under the 1940 Act, and by SEC positions with respect to the issuance of obligations which might be deemed senior securities.
	The Fund may not issue senior securities to the extent such issuance would violate applicable law.	The policies are substantially similar.

Non-Fundamental Policies. Non-fundamental investment policies may be changed by the respective Boards of Trustees of the Trust and Madison Funds without a shareholder vote. A comparison of the non-fundamental policies is set forth below.

Non-Fundamental Policies
USF Target Date Funds	Madison Target Date Funds	Comparison
The Fund may not purchase any security which is not readily marketable if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.	The Fund may not purchase any security which is not readily marketable if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.	The policies are identical.
The Fund may not sell securities short or maintain a short position, except for short sales against the box.	The Fund may not sell securities short or maintain a short position, except for short sales against the box.	The policies are identical.

COMPARISON FEE TABLE AND EXAMPLES

Fee Table Comparison. The following tables show the current fees being paid by the Class I shares of each USF Target Date Fund and the pro forma fees that will be paid as a result of the Restructuring, together with examples of the amount of fees a shareholder will pay under the current and proposed fee structures.
All Funds

Shareholder Fees: (fees paid directly from your investment)	Current Fees	Pro Forma Fees
Maximum Sales Charge (Load)	None	None
Maximum Deferred Sales Charge	None	None
Redemption Fee	None	None
USF 2020 Fund

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Current Fees	Pro Forma Fees
Management Fees	0.25%	None
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.05%	None
Annual Fund Operating Expenses	0.30%	None[1]
Plus: Acquired Fund Fees and Expenses	0.29%	0.59%
Total Annual Fund Operating Expenses	0.59%	0.59%[2]
1 In order to avoid charging duplicate fees to the USF 2020 Fund, beginning as of the effective time of the Restructuring and for as long as the USF 2020 Fund invests substantially all of its assets in the underlying Madison Target Retirement 2020 Fund, series of Madison Funds (the “Madison Target Date Fund”), all direct fees and expenses of the USF 2020 Fund will be contractually waived.
2 The fund’s investment adviser, Madison Asset Management, LLC (“Madison”), has contractually agreed until August 31, 2015 to waive and/or reimburse investment advisory and/or service fees of the underlying Madison Target Date Fund to the extent necessary to limit the total operating expenses of the Madison Target Date Fund on an annual basis to 0.65% of net assets. In applying this waiver, Madison must utilize good faith estimates of the expenses of the funds in which the Madison Target Date Fund invests. The fee waiver agreement described above may be terminated by the Board of Trustees of the Madison Target Date Fund at any time and for any reason; however, the Board has no intention of terminating this agreement in the next year. Not included in the fee waiver are (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); or (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any line of credit the fund maintains with its custodian or another entity for investment purposes). Any fees waived will not be subject to later recoupment by Madison.
USF 2030 Fund

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Current Fees	Pro Forma Fees
Management Fees	0.25%	None
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.05%	None
Annual Fund Operating Expenses	0.30%	None[1]
Plus: Acquired Fund Fees and Expenses	0.26%	0.56%
Total Annual Fund Operating Expenses	0.56%	0.56%[2]
1 In order to avoid charging duplicate fees to the USF 2030 Fund, beginning as of the effective time of the Restructuring and for as long as the USF 2030 Fund invests substantially all of its assets in the underlying Madison Target Retirement 2030 Fund, series of Madison Funds (the “Madison Target Date Fund”), all direct fees and expenses of the USF 2030 Fund will be contractually waived.
2 The fund’s investment adviser, Madison Asset Management, LLC (“Madison”), has contractually agreed until August 31, 2015 to waive and/or reimburse investment advisory and/or service fees of the underlying Madison Target Date Fund to the extent necessary to limit the total operating expenses of the Madison Target Date Fund on an annual basis to 0.65% of net assets. In applying this waiver, Madison must utilize good faith estimates of the expenses of the funds in which the Madison Target Date Fund invests. The fee waiver agreement described above may be terminated by the Board of Trustees of the Madison Target Date Fund at any time and for any reason; however, the Board has no intention of terminating this agreement in the next year. Not included in the fee waiver are (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); or (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any line of credit the fund maintains with its custodian or another entity for investment purposes). Any fees waived will not be subject to later recoupment by Madison.
USF 2040 Fund

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Current Fees	Pro Forma Fees
Management Fees	0.25%	None
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.05%	None
Annual Fund Operating Expenses	0.30%	None[1]
Plus: Acquired Fund Fees and Expenses	0.25%	0.55%
Total Annual Fund Operating Expenses	0.55%	0.55%[2]
1 In order to avoid charging duplicate fees to the USF 2040 Fund, beginning as of the effective time of the Restructuring and for as long as the USF 2040 Fund invests substantially all of its assets in the underlying Madison Target Retirement 2040 Fund, series of Madison Funds (the “Madison Target Date Fund”), all direct fees and expenses of the USF 2040 Fund will be contractually waived.
2 The fund’s investment adviser, Madison Asset Management, LLC (“Madison”), has contractually agreed until August 31, 2015 to waive and/or reimburse investment advisory and/or service fees of the underlying Madison Target Date Fund to the extent necessary to limit the total operating expenses of the Madison Target Date Fund on an annual basis to 0.65% of net assets. In applying this waiver, Madison must utilize good faith estimates of the expenses of the funds in which the Madison Target Date Fund invests. The fee waiver agreement described above may be terminated by the Board of Trustees of the Madison Target Date Fund at any time and for any reason; however, the Board has no intention of terminating this agreement in the next year. Not included in the fee waiver are (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); or (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any line of credit the fund maintains with its custodian or another entity for investment purposes). Any fees waived will not be subject to later recoupment by Madison.

USF 2050 Fund

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Current Fees	Pro Forma Fees
Management Fees	0.25%	None
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.05%	None
Annual Fund Operating Expenses	0.30%	None[1]
Plus: Acquired Fund Fees and Expenses	0.25%	0.55%
Total Annual Fund Operating Expenses	0.55%	0.55%[2]
1 In order to avoid charging duplicate fees to the USF 2050 Fund, beginning as of the effective time of the Restructuring and for as long as the USF 2050 Fund invests substantially all of its assets in the underlying Madison Target Retirement 2050 Fund, series of Madison Funds (the “Madison Target Date Fund”), all direct fees and expenses of the USF 2050 Fund will be contractually waived.
2 The fund’s investment adviser, Madison Asset Management, LLC (“Madison”), has contractually agreed until August 31, 2015 to waive and/or reimburse investment advisory and/or service fees of the underlying Madison Target Date Fund to the extent necessary to limit the total operating expenses of the Madison Target Date Fund on an annual basis to 0.65% of net assets. In applying this waiver, Madison must utilize good faith estimates of the expenses of the funds in which the Madison Target Date Fund invests. The fee waiver agreement described above may be terminated by the Board of Trustees of the Madison Target Date Fund at any time and for any reason; however, the Board has no intention of terminating this agreement in the next year. Not included in the fee waiver are (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); or (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any line of credit the fund maintains with its custodian or another entity for investment purposes). Any fees waived will not be subject to later recoupment by Madison.

Example. This Example is intended to help you compare the cost of investing in the USF Target Date Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each USF Target Date Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each USF Target Date Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
USF 2020 Fund
Current Fees	$61	$199	$353	$802
Pro Forma Fees	$61	$199	$353	$802
USF 2030 Fund
Current Fees	$57	$199	$353	$802
Pro Forma Fees	$57	$199	$353	$802
USF 2040 Fund
Current Fees	$56	$198	$352	$801
Pro Forma Fees	$56	$198	$352	$801
USF 2050 Fund
Current Fees	$56	$198	$352	$801
Pro Forma Fees	$56	$198	$352	$801

TAX CONSIDERATIONS

The Trust anticipates that the Restructuring, which involves the exchange by each USF Target Date Fund of substantially all of its assets in exchange for shares of the corresponding Madison Target Date Fund, will not result in the recognition of gain or loss to the USF Target Date Funds for federal income tax purposes. Specifically, the Trust expects the Restructuring to be treated as a tax-free exchange under Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”). However, there can be no assurance that the Internal Revenue Service will not take a contrary position, that the applicable law will not change, or that any such change will not have retroactive effect. Shareholders of the USF Target Date Funds should consult their tax advisers regarding the effect, if any, of the Restructuring in light of their individual circumstances, including state and local tax consequences, if any.
As a regulated investment company under the Code, each USF Target Date Fund does not pay federal income or excise taxes to the extent it distributes its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Each USF Target Date Fund is organized and conducts its operations in a manner such that it is not required to pay any federal income or excise taxes and is able to qualify as a regulated investment company under the Code. The Madison Target Date Funds will be operated in the same manner and, like the USF Target Date Funds, expect to qualify as regulated investment companies under the Code.

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN APPROVING THE RESTRUCTURING

Because the Trust is structured as a funding vehicle for variable products, it is limited in terms of who it may allow to invest in its shares, including shares of the USF Target Date Funds. As a result of the Restructuring, each USF Target Date Fund will invest, indirectly through the corresponding Madison Target Date Fund, in the same basket of securities in which it currently invests. The Restructuring was approved by the Board of Trustees of the Trust as a means to make the portfolio managers and investment strategies of the USF Target Date Funds available to the general public in the form of the Madison Target Date Funds. The Board believes, based primarily on its discussions with Madison, that this may, in turn, attract additional assets into the strategy, which may be advantageous to shareholders of the Funds. For example, to the extent the Madison Target Date Funds have a larger asset base than that which the USF Target Date Funds have been able to achieve, greater diversification of the underlying investment portfolio may result. Greater diversification is expected to be beneficial to shareholders of the USF Target Date Funds and other investors of the Madison Target Date Funds because it may reduce the negative effect which the adverse performance of any one portfolio security may have on the performance of the entire investment portfolio. The larger anticipated asset base would also permit the purchase by the Madison Target Date Funds of investments in greater denominations than the USF Target Date Funds are able to purchase, which may permit Madison to negotiate more favorable terms on such purchases than would otherwise be the case. Although these benefits could be realized through the direct growth of the USF Target Date Funds’ assets, the Board does not think such direct growth is likely given the limitations on who may invest in those Funds as noted above. There can, however, be no assurance that either an increase in assets or the benefits described above will be realized.

The Board of Trustees also recognized that Madison could benefit from the Restructuring because this new structure could enable Madison to increase its assets under management, not only through additional investments in the Madison Target Date Funds, but also through corollary investments made by investors of these Funds in additional investment products offered by Madison.

The Board also considered the fact that the investment objective, strategies, investment adviser, portfolio managers and overall fees of the USF Target Date Funds would not change as a result of the Restructuring, and that the Restructuring is expected to be tax-free.

Based on its consideration, analysis and evaluation of the above factors and other information deemed relevant, the Board of Trustees of the Trust, including all of the trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act, approved the Restructuring.

ADDITIONAL INFORMATION

Madison Target Date Funds. As previously noted, the investment adviser to the Madison Target Date Funds is Madison, the same investment adviser as the USF Target Date Funds. While the Madison Target Date Funds are organized as a Delaware business trust, and the USF Target Date Funds are organized as a Massachusetts business trust, both Funds have the same Board of Trustees. Like the USF Target Date Funds, the Madison Target Date Funds determine their net asset values on each day on which the New York Stock Exchange (the “NYSE”) is open. The net asset value is determined as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time), and is determined in the same manner across all Funds. Each shareholder of the Madison Target Date Funds is entitled to one vote for each share owned, and a fractional vote for each fractional share owned. Whenever a Madison Target Date Fund is required under the 1940 Act or other applicable law to seek shareholder approval for a matter, the USF Target Date Fund that invests in such Madison Target Date Fund will, in accordance with Section 12(d)(1)(E)(iii)(aa) of the 1940 Act, hold a meeting of its own shareholders and cast its votes with regard to the Madison Target Date Fund matter proportionately as instructed by such shareholders.

Principal Underwriter. MFD Distributor, LLC, located at 8777 N. Gainey Center Drive, Suite 220, Scottsdale, Arizona 85258, acts as the principal underwriter of the Funds’ shares (the “Distributor”).  The Distributor and Madison are affiliates of each other.

Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street Bank”), 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian of the Funds’ assets, and State Street Bank, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, provides investment accounting and certain other administrative services to the Funds. Boston Financial Data Services (“BFDS”), 2000 Crown Colony Drive, Quincy, Massachusetts 02169, acts as the Funds’ transfer agent. As transfer agent, BFDS maintains the Funds’ shareholder records and reports. State Street Bank and BFDS are affiliates of each other.